Revenue - Revenue Performance Obligation (Details) - Centuri - Revenue, Remaining Performance Obligation, Expected Timing of Satisfaction, Start Date [Axis]: 2019-01-01 $ in Millions	Dec. 31, 2018 USD ($)
Revenue, Remaining Performance Obligation, Expected Timing of Satisfaction [Line Items]
Transaction price allocated to unsatisfied performance obligations of contracts	$ 38.6
Revenue, remaining performance obligation, expected timing of satisfaction, period	4 years